UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 12, 2022
Commission File Number 0-17795

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Venkatesh Nathamuni as Chief Financial Officer

On April 12, 2022, Cirrus Logic, Inc. (the “Company,” “we,” or “our”) announced the appointment of Venkatesh Nathamuni as Chief Financial Officer of the Company, effective as of April 18, 2022 (the “Effective Date”). Mr. Nathamuni will also serve as the Company’s Principal Accounting Officer.

Mr. Nathamuni, age 55, joins the Company having come from Arista Networks, a computer networking company, where he served from November 2021 as Head of Corporate Finance, M&A, Investor Relations, and Information Technology. Previously, from 2012, Mr. Nathamuni worked for Maxim Integrated Products, Inc., a subsidiary of Analog Devices that designs and manufactures integrated circuits, in the roles of Vice President of M&A and Corporate Development and Head of Investor Relations. Prior to that, Mr. Nathamuni held senior research and analyst roles at J.P. Morgan, a multinational investment bank, from 2007-2012; a senior market research and strategy role at Synopsys, Inc., a silicon design and verification company, from 2005-2007; and various senior engineering roles at Synplicity, Inc., a design software company later acquired by Synopsys, from 1998-2005.

Mr. Nathamuni holds a Bachelor of Science degree in Electronics and Communications Engineering from Madurai Kamaraj University, a Master of Science degree in Electrical Engineering from The State University of New York at Stony Brook, and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania.

In connection with his appointment, Mr. Nathamuni entered into an offer-letter agreement (the “Offer Letter”) with the Company on March 31, 2022, which provides that, subject to him commencing employment, he will receive the following:

•an annual base salary of $450,000;
•a hiring bonus of $150,000;
•reimbursement of up to $250,000 for incurred relocation and temporary housing expenses;
•eligibility to participate in our 2007 Management and Key Individual Contributor Incentive Plan with a semiannual target bonus percentage of 37.5%;
•eligibility to participate in our Executive Severance and Change of Control Plan;
•the right to receive the following equity awards, which are expected to be granted on the Company’s next regularly scheduled monthly grant date following the Effective Date:
◦$850,000 of stock options, with 1/4 of the shares vesting after the first year, and 1/36 of the remaining shares vesting monthly thereafter over the following 36 months;
◦$850,000 of restricted stock units, with 1/3 of the shares vesting annually over three years; and
◦$300,000 of performance-based restricted stock units (“PBRSUs”) with a three-year cliff vesting schedule. The number of PBRSU shares that ultimately vest after three years may range from 0 to 200% of the target number of shares, depending on the Company’s performance over that three-year period; and
•eligibility to participate in the Company’s health, retirement, and other programs on the same basis as other executive officers.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

There are no other arrangements or understandings between Mr. Nathamuni and any other persons pursuant to which he was selected as the Company’s Chief Financial Officer. Additionally, there are no transactions involving the Company and Mr. Nathamuni that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Resignation of Thurman K. Case and Modification of Compensatory Plan

On November 1, 2021, the Company disclosed that Thurman K. Case was planning to retire from his position as the Company’s Chief Financial Officer. In connection with Mr. Nathamuni’s appointment, Mr. Case will officially step down from his position effective April 18, 2022 (the “Transition Commencement Date”).

Mr. Case will remain employed on an at-will basis in a non-executive role as an advisor to the Company through November 11, 2022 (the “Transition Completion Date”) to assist with the orderly transition of his duties. Mr. Case’s resignation from his role as Chief Financial Officer is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.

From the Transition Commencement Date to the Transition Completion Date, unless earlier terminated, Mr. Case will: (a) continue to receive his current base salary, (b) continue to vest in his outstanding equity awards, (c) remain eligible under the

Company’s 2007 Management and Key Individual Contributor Incentive Plan to receive the semiannual bonus corresponding to the Company’s second half of fiscal year 2022, and (d) participate in the Company’s health, retirement, and other programs on the same basis as other non-executive employees. During this period, Mr. Case will not receive any other bonuses and will no longer be eligible under the Company’s Executive Severance and Change of Control Plan.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release announcing the Chief Financial Officer transition described in Item 5.02 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit            Description

Exhibit 10.1    Offer Letter entered into March 31, 2022 between Cirrus Logic, Inc. and Mr. Nathamuni
Exhibit 99.1    Press Release dated April 12, 2022
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	April 12, 2022	By:	/s/ Gregory S. Thomas
			Name:	Gregory S. Thomas
			Title:	Senior Vice President, General Counsel, Corporate Secretary